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                                                                Exhibit 10.41(A)

                         EXTENSION OF CHANGE OF CONTROL
                              EMPLOYMENT AGREEMENT


     Pursuant to Section 1(b) of your Change of Control Employment Agreement (the "Agreement"), dated as of January20, 2000, the term of the Agreement, as stated in Section 1(b) thereof, is hereby extended by three (3) years, so that the Agreement, as extended, will end on the sixth anniversary of its effective date (specifically on January 20, 2006) rather than on the third anniversary date.

     In all other respects, the Agreement is reaffirmed and remains unchanged.

     IN WITNESS WHEREOF, this Extension Agreement, pursuant to authorization from the Board of Directors of the Company, is executed in the Company's name and on its behalf as of the day and year shown herein.

     Date: June 25, 2002




                                     /s/ Kurt P. Rindoks
                                ---------------------------------
                                         Kurt P. Rindoks

                                KEWAUNEE SCIENTIFIC CORPORATION


                                By:    /s/ William A. Shumaker
                                    ------------------------------------------
                                          William A. Shumaker
                                    Its:  President and Chief Executive Officer